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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 24, 1999


                    GMAC Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      333-64963                                           23-2811925
(Commission File Number)                   (I.R.S. Employer Identification No.)



650 Dresher Road, Horsham, Pennsylvania                               19044
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On or about August 9, 1999, the Registrant will cause the issuance and sale of approximately $1,031,057,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-C3, Class X, Class A-1-a, Class A-1-b, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
Class J, Class K, Class L, Class M, Class N, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1999, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. In connection with the sale of the Class X, Class A-1-a, Class A-1-b, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc. and Goldman, Sachs & Co., (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

         The Structural Term Sheets and the Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Business Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits.

                  99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                     (Registrant)




Dated: August 25, 1999               By: /s/ David Lazarus
                                        --------------------------------------
                                     Name:  David Lazarus
                                     Title: Vice President






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                                INDEX TO EXHIBITS



Exhibit
  No.             Document Description
-------           --------------------
99.1              Structural Term Sheets and Collateral
                  Term Sheets prepared by the Underwriters in connection with the sale of the Publicly
                  Offered Certificates of the Registrant.




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